UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2021

PONTEM CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39882	98-1562955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  1140 Avenue of the Americas, 9th Floor

New York, New York 10036

Address of principal executive offices including zip code)

(212) 457-9077
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	PNTM.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	PNTM	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PNTM WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or in Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On January 15, 2021, Pontem Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 69,000,000 units (the “Units”), including the exercise in full of the underwriters’ option to purchase an additional 9,000,000 Units at the IPO price to cover over-allotments. Each unit consists of one Class A ordinary share and one-third of one redeemable warrant. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $690,000,000. Concurrently with the consummation of the IPO, the Company consummated a private placement with Pontem LLC and HSM-Invest of 10,533,333 private placement warrants at a price of $1.50 per warrant (the “Private Placement”), generating gross proceeds to the Company of $15,800,000. The net proceeds from the IPO and certain of the proceeds from the Private Placement, $690,000,000 in the aggregate, were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

Except for the withdrawal of interest income (if any) to pay our income taxes, if any, none of the funds held in trust will be released from the trust account until the earliest of: (i) the completion of our initial business combination, (ii) the redemption of our public shares if we have not consummated an initial business combination within 24 months from the closing of the IPO, subject to applicable law, and (iii) the redemption of our public shares properly submitted in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares.

An audited balance sheet as of January 15, 2021 reflecting receipt of the gross proceeds from the IPO, including the over-allotment option and the Private Placement, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 22, 2021

PONTEM CORPORATION

By:	/s/ Nina Murphy
Name:	Nina Murphy
Title:	Chief Financial Officer

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